UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2013

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

787 Seventh Ave, 48th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On September 27, 2013, Michael Weiss, the Interim Chief Executive Officer of TG Therapeutics, Inc. (the “Company”) will present at BioCentury’s NewsMakers in the Biotech Industry Conference being held at the Millennium Broadway Hotel in New York, New York. A live webcast of this presentation will be available on the Events page of the Company’s website at www.tgtherapeutics.com. A copy of Mr. Weiss’ presentation is being filed as Exhibit 99.1.

Item 9.01 Financial Statements And Exhibits.

(d)	Exhibits.

99.1	TG Therapeutics Corporate Presentation, dated September 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)
Date: September 27, 2013

	By:	/s/ Sean A. Power
Sean A. Power Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	TG Therapeutics Corporate Presentation, dated September 27, 2013.

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